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U.S. Treasury Reserves Portfolio
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS August 31, 1996

                                                     PRINCIPAL
                                                      AMOUNT
ISSUER                                            (000'S OMITTED)       VALUE
--------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS--94.9%


U.S. TREASURY BILLS--70.0%
     due 9/12/1996 ..............................       $ 23,765    $ 23,699,716
     due 9/17/1996 ..............................        165,000     164,666,110
     due 9/19/1996 ..............................         89,600      89,373,455
     due 10/03/1996 .............................        132,354     131,733,133
     due 10/10/1996 .............................         21,055      20,939,485
     due 10/24/1996 .............................         17,345      17,213,108
     due 11/07/1996 .............................         21,275      21,075,836
     due 11/29/1996 .............................         40,903      40,387,304
     due 1/09/1997 ..............................         20,000      19,658,389
     due 2/06/1997 ..............................          9,065       8,853,740
                                                                    ------------
                                                                     537,600,276
                                                                    ------------
U.S. TREASURY NOTES--24.9%
     6.50% due 9/30/1996 ........................         76,100      76,178,859
     4.375% due 11/15/1996 ......................         75,000      74,858,402
     6.875% due 2/28/1997 .......................         25,000      25,177,631
     6.50% due 5/15/1997 ........................         15,000      15,083,836
                                                                    ------------
                                                                     191,298,728
                                                                    ------------


     TOTAL INVESTMENTS AT AMORTIZED COST ..  94.9%                   728,899,004
     OTHER ASSETS, LESS LIABILITIES .......   5.1                     38,904,782
                                             ----                   ------------
     NET ASSETS ........................... 100.0%                  $767,803,786
                                            =====                   ============

See notes to financial statements
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U.S. Treasury Reserves Portfolio
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STATEMENT OF ASSETS AND LIABILITIES August 31, 1996

ASSETS:
Investments, at amortized cost and value (Note 1A) ............     $728,899,004
Cash ..........................................................            1,434
Interest receivable ...........................................        4,206,120
Receivable for investments sold ...............................      199,476,641
                                                                    ------------
    Total assets ..............................................      932,583,199
                                                                    ------------
LIABILITIES:
Payable for investments purchased .............................      164,666,110
Payable to affiliate--Investment Advisory fees (Note 2A) ......           39,761
Accrued expenses and other liabilities ........................           73,542
                                                                    ------------
  Total liabilities ...........................................      164,779,413
                                                                    ------------
Net Assets ....................................................     $767,803,786
                                                                    ============
REPRESENTED BY:
Paid-in capital for beneficial interests ......................     $767,803,786
                                                                    ============


U.S. Treasury Reserves Portfolio
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STATEMENT OF OPERATIONS
For the Year Ended August 31, 1996

INTEREST INCOME (Note 1B) ..........................                 $38,914,155

EXPENSES:
Investment advisory fees (Note 2A) .................   $1,101,345
Administrative fees (Note 2B) ......................      367,115
Custodian fees .....................................      261,872
Auditing fees ......................................       20,950
Legal fees .........................................       14,495
Trustee fees .......................................        8,029
Miscellaneous ......................................       55,178
                                                       ----------
   Total expenses                                       1,828,984
   Less aggregate amount waived by Investment
     Adviser and Administrator (Notes 2A and 2B) ...   (1,094,516)
   Less fees paid indirectly (Note 1D) .............         (287)
                                                       ----------
   Net expenses ....................................                     734,181
                                                                     -----------
   Net investment income ...........................                 $38,179,974
                                                                     ===========
See notes to financial statements
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U.S. Treasury Reserves Portfolio
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STATEMENT OF CHANGES IN NET ASSETS
                                                     YEAR ENDED AUGUST 31,
                                               -------------------------------
                                                   1996              1995
                                               -------------     -------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income .......................  $   38,179,974   $   41,029,101
                                               --------------   --------------
CAPITAL TRANSACTIONS:
Proceeds from contributions .................   1,474,479,600    2,996,270,146
Value of withdrawals ........................  (1,577,114,165)  (2,931,609,982)
                                               --------------   --------------
Net (decrease)increase in net assets
  from capital transactions .................     102,634,565)      64,660,164
                                               --------------   --------------
NET (DECREASE) INCREASE IN NET ASSETS .......     (64,454,591)     105,689,265
NET ASSETS:
Beginning of period .........................     832,258,377      726,569,112
                                               --------------   --------------
End of period ...............................  $  767,803,786   $  832,258,377
                                               ==============   ==============

U.S. Treasury Reserves Portfolio
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FINANCIAL HIGHLIGHTS

                                                                                                                    MARCH 1, 1991
                                                                                   EIGHT MONTHS         YEAR        (COMMENCEMENT
                                                        YEAR ENDED AUGUST 31,          ENDED            ENDED     OF OPERATIONS) TO
                                                    ---------------------------      AUGUST 31,      DECEMBER 31,     DECEMBER 31,
                                                      1996       1995       1994       1993             1992            1991
                                                     ------     ------     ------   -------------    ------------  ----------------

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000's omitted) ................                  $767,804   $832,258   $726,569    $521,818          $590,769        $675,332
Ratio of expenses to average  net
  assets .........................                     0.10%      0.10%      0.12%      0.20%+             0.24%          0.19%+
Ratio of net investment income  to
  average net assets .............                     5.20%      5.36%      3.43%      2.96%+             3.59%          5.26%+

Note: If the agents of the  Portfolio had not  voluntarily  waived a portion of their fees for the periods  indicated,  the ratios would have been as follows:

RATIOS:
Expenses to average net assets ...                     0.25%      0.25%      0.26%       0.25%+            0.25%          0.25%+
Net investment income to average
  net assets .....................                     5.05%      5.21%      3.30%       2.91%+            3.58%          5.19%+
+Annualized.

See notes to financial statements


U.S. Treasury Reserves Portfolio
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NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
U.S. Treasury Reserves Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Portfolio's Administrator and Citibank, N.A. ("Citibank") acts as the Investment Adviser.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are in conformity with generally accepted accounting principles and are as follows:

A. VALUATION OF INVESTMENTS--Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. INTEREST INCOME AND EXPENSES--Interest income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily.

C. FEDERAL INCOME TAXES--The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. FEES PAID INDIRECTLY--The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

E. OTHER--Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

(2) INVESTMENT ADVISORY FEES AND ADMINISTRATIVE FEES
A. INVESTMENT ADVISORY FEE--The Investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $1,101,345, of which $727,401 was voluntarily waived for the year ended August 31, 1996. The investment advisory fee is computed at an annual rate of 0.15% of the Portfolio's average daily net assets.

B. ADMINISTRATIVE FEES--Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is accrued daily and paid monthly at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $367,115, all of which was voluntarily waived for the year ended August 31, 1996. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

(3) INVESTMENT TRANSACTIONS
Purchases, maturities and sales of U.S. Treasury obligations, aggregated $7,404,161,342 and $7,590,078,712, respectively, for the year ended August 31, 1996.

(4) LINE OF CREDIT
The Portfolio, along with other Landmark Funds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1996, the commitment fee allocated to the Portfolio was $2,995. Since the line of credit was established, there have been no borrowings.

U.S. Treasury Reserves Portfolio
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INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF U.S. TREASURY RESERVES PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of U.S. Treasury Reserves Portfolio (a New York Trust) as of August 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1996 and 1995 and the financial highlights for each of the years in the three-year period ended August 31, 1996, the eight months ended August 31, 1993, the year ended December 31, 1992 and the period from March 1, 1991 (Commencement of Operations) to December 31, 1991. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996, by correspondence with the Custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Reserves Portfolio at August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 4, 1996